Description of Business and Basis of Presentation	6 Months Ended
Dec. 31, 2016
Save on Transport Inc [Member]
Description of Business and Basis of Presentation

Note 1 — Description of Business and Basis of Presentation

Organization and Description of Business

Save On Transport Inc. (the “Company” or “Save On”) was incorporated in the state of Florida and started business on July 12, 2016 (“inception date”). Save On is a provider of integrated transportation management solutions consisting of brokerage and logistic services such as transportation scheduling, routing and other value added services related to the transportation of automobiles and other freight.

Basis of Presentation

General — The accompanying financial statements were prepared in accordance with principles generally accepted in the United States (“US GAAP”) and include all adjustments necessary for the fair presentation of the period presented.

Going Concern

The accompanying financial statements are prepared assuming the Company will continue as a going concern which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. Since the Company is in an early stage and the revenues and net income for the period from July 12, 2016 (inception) to December 31, 2016 are minimal, it is management’s opinion that these matters raise substantial doubt about the Company’s ability to continue as a going concern for twelve months from the issuance date of this report. The ability of the Company to continue as a going concern is dependent upon increasing revenues both organically, with increased marketing efforts, and potential acquisition targets, which would be accretive to the Company. Additional capital may be required for the Company to meet its revenue growth plans. The financial statements do not include any adjustments relating to recovery of recorded assets or classification of liabilities should the Company be unable to continue as a going concern.